EXHIBIT 10.2

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is made as of May 20 , 2002 by Western International Pizza Corporation, a Nevada corporation (the "Employer"), and Dennis Vadura, an individual (the "Executive").

                                    RECITALS

Concurrently with the execution and delivery of this Agreement, Employer is acquiring from Executive and certain other stockholders of AccuPoll, Inc., a Delaware corporation ("AccuPoll"), all of the issued shares of stock of AccuPoll owned by each such stockholder and Executive, pursuant to a Stock Exchange Agreement dated on or about May 20, 2002 by and among AccuPoll, Executive, Frank Wiebe and certain other stockholders of AccuPoll (as "Exchanging Stockholders" thereunder) and Employer (the "Stock Exchange Agreement"). The Employer desires Executive's employment with Employer and continued employment with AccuPoll, and Executive desires to accept such employment, upon the terms and conditions set forth in this Agreement.

                                    AGREEMENT

The parties, intending to be legally bound, agree as follows:

1.       DEFINITIONS

For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1.

"AGREEMENT"--this Employment Agreement, as amended from time to time.

"BASIC COMPENSATION"--Salary and Benefits.

"BENEFITS"--as defined in Section 3.1(b).

"BOARD OF DIRECTORS"--the board of directors of Employer.

"CHANCE IN CONTROL"-with  respect to Employer or AccuPoll shall mean, shall mean
(A) the direct or indirect sale, lease, exchange or other transfer of more than fifty per cent (50(degree)!0) of the assets of Employer or AccuPoll to any other Person or Persons, (B) the sale or issuance of any class or series of capital stock or securities exchangeable, convertible or exercisable for shares of capital stock of Employer or AccuPoll in a transaction or series of transactions in which the purchaser or purchasers own in the aggregate at least fifty percent (50%) of the capital stock (on a fully converted, exchanged or exercised basis) of Employer or AccuPoll after such transaction or series of transactions, (C) the merger or consolidation of Employer or AccuPoll with another entity or entities, or (D) the reorganization of Employer or AccuPoll.

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 "CONFIDENTIAL INFORMATION'--any and all:

(a) trade secrets concerning the business and affairs of Employer, data, know-how, graphs, drawings, samples, inventions and ideas, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related concepts, ideas, designs, methods and information), and any other information, however documented, that is a trade secret within the meaning of California law; and

(b)      information  concerning  the  business   and affairs of Employer (which

         includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel and personnel training and techniques and materials), however documented; and

(c) notes, analysis, compilations, studies, summaries, and other material prepared by or for Employer containing or based, in whole or in part, on any information included in the foregoing.

"CONTRACT YEAR" - means any 12 month period during the Employment Period commencing on the Effective Date, or any anniversary of the Effective Date.

"DISABILITY"--as defined in Section 6.2.

"EFFECTIVE DATE"--the date stated in the first paragraph of the Agreement.

"EMPLOYMENT PERIOD"-as set forth in Section 2.2.

"FISCAL YEAR"--Employer's fiscal year, as it exists on the Effective Date or as changed from time to time.

"FOR CAUSE"--as defined in Section 6.3.

"FOR GOOD REASON"--as defined in Section 6.4.

"PERSON"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.

"POST-EMPLOYMENT PERIOD"--as defined in Section 8.2.

"PROPRIETARY ITEMS"--as defined in Section 7.2(a)(iv).

"SALARY"--as defined in Section 3.1(a).

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2.       EMPLOYMENT TERMS AND DUTIES

2.1.     EMPLOYMENT

Employer hereby employs Executive, and Executive hereby accepts employment by Employer, upon the terms and conditions set forth in this Agreement.

2.2.     TERM

Subject to the provisions of Section 6, the term of Executive's employment under this Agreement will be five (5) years (the "Employment Period"), beginning on the Effective Date and ending on the fifth (5`h) anniversary of the Effective Date, unless extended in accordance with the terms hereof.

2.3.     DUTIES

Executive will have such duties as are assigned or delegated to Executive by the Board of Directors of Employer, and will initially serve as Chief Executive Officer of Employer and of AccuPoll. Executive will devote his entire business time, attention, skill, and energy exclusively to the business of Employer and AccuPoll, will use his best efforts to promote the success of Employer's and AccuPoll's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of Employer and AccuPoll. If Executive is elected as a director of Employer or as a director or officer of any of its affiliates, Executive will fulfill his duties as such director or officer without additional compensation.

3.       COMPENSATION

3.1.     BASIC COMPENSATION

(a) Salary. Executive will be paid an annual base salary of $115,000.00, subject to adjustment as provided below (the "Salary"), which will be payable in equal periodic installments according to Employer's customary payroll practices, but no less frequently than monthly. The Salary will be reviewed by the Board of Directors not less frequently than annually, and shall be increased on each anniversary of the Effective Date during the term hereof by an amount equal to not less than ten percent (10%) of the prior year's base salary.

(b) Benefits. Executive will, during the Employment Period, be permitted to participate in such pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans of Employer or AccuPoll that may be in effect from time to time, to the extent Executive is eligible under the terms of those plans (collectively, the "Benefits").

(c)      Stock Options. Executive shall be entitled to participate in Employer's

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         2002  Management  Stock  Incentive Plan (or an equivalent plan granting incentive stock options to employees of Employer) (the "Stock Option Plan"). Employer shall put the Stock Option Plan into effect as soon as practicable (in the reasonable determination of the Board of Directors of Employer) after the date hereof. The Stock Option Plan shall, subject to applicable law, be allocated not less than 3,000,000 shares of common stock subject to grants under thereunder, and Executive shall be entitled to receive annual option grants at least equal to the average number of options granted to all other members of management. All of Executive's options granted under the Stock Option Plan shall vest immediately upon a Change in Control of Employer or AccuPoll.

3.2      BONUS COMPENSATION

In addition to Executive's Salary, Executive shall be entitled to receive an annual bonus to be determined by Employer's compensation committee (the
"Compensation Committee"), in an amount not in excess of 100% of the then-applicable Salary for each year in which Executive is employed hereunder and meets the performance criteria established by the Compensation Committee. Such bonus, if any, shall be payable within thirty (30) days after Employer's independent accountants have made a determination of Executive's entitlement to such bonus, applying generally accepted accounting principles consistently applied. Such determination shall be made not later than ninety (90) days after the end of each Contract Year during the term hereof. In the event that Executive shall, in good faith, disagree with such determination, Executive may retain separate independent accountants at his own cost to make a separate determination of Executive's entitlement to such bonus. In the event that, as a result of such separate determination, Employer and Executive are unable to agree on the amount of such bonus, then such controversy shall be arbitrated, in front of a single arbitrator, according to the rules of the American Arbitration Association, as such rules are then in effect in Los Angeles, California. The decision of the arbitrator shall be final, and each party's costs relating to the arbitration (including legal and accounting fees and the cost of the arbitration, but not including the accounting costs to each party incurred in making each initial determination of bonus entitlement) shall be paid by the party whose initial bonus determination is the most divergent from the
arbitrator's  bonus  determination.   In  the  event  that  the  amount  of  the
arbitrator's determination shall be halfway between the disputed initial determinations, then Executive and Employer shall each pay their own costs in connection with the arbitration and shall share equally the costs of the arbitration itself.

4. FACILITIES AND EXPENSES

4.1. GENERAL

Employer will pay on behalf of Executive (or reimburse Executive for) reasonable expenses (including business-class travel) incurred by Executive at the request of, or on behalf of, Employer in the performance of Executive's duties pursuant to this Agreement, and in accordance with Employer's employment policies,

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including  reasonable  expenses incurred by Executive in attending  conventions, seminars, and other business meetings, in appropriate business entertainment activities, and for promotional expenses. Executive must file expense reports with respect to such expenses in accordance with Employer's policies.

5.       VACATIONS AND HOLIDAYS

Executive will be entitled to paid vacation each Fiscal Year in accordance with the vacation policies of Employer in effect for its executive officers from time to time, but in no event less than two (2) weeks per year. Vacation must be taken by Executive at such time or times as reasonably approved by the Chairman of the Board or Chief Executive Officer. Executive will also be entitled to the paid holidays set forth in Employer's policies. Vacation days (but not holidays) during any Fiscal Year that are not used by Executive during such Fiscal Year may be carried over to the following Fiscal Year, provided, however, that no additional vacation days shall accrue so long as Executive is then entitled to four weeks accrued vacation.

6.       TERMINATION

6.1.     EVENTS OF TERMINATION

The Employment Period and Executive's Basic Compensation, and any and all other rights of Executive under this Agreement or otherwise as an employee of Employer will terminate (except as otherwise provided in this Section 6):

(a)      upon the death of Executive;

(b) upon the Disability of Executive (as defined in Section 6.2) upon thirty (30) days notice from either party to the other;

(c) for Cause (as defined in Section 6.3), immediately upon notice from Employer to Executive, or at such later time as such notice may specify; or

(d) for Good Reason (as defined in Section 6.4) upon not less than thirty days' prior notice from Executive to Employer.

6.2.     DEFINITION OF DISABILITY

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For purposes of Section 6. I,  Executive  will be deemed to have a  "disability"
if, for physical or mental reasons, Executive is unable to perform Executive's duties under this Agreement for 45 consecutive days, or 90 days during any twelve month period, as determined in accordance with this Section 6.2. The disability of Executive will be determined by a medical doctor mutually agreed upon by Employer and Executive (or Executive's legal guardian or duly authorized attorney-in-fact will act in Executive's stead, in the event Executive is not legally competent) upon the request of Employer. The determination of such medical doctor will be binding on both parties. Executive must submit to a reasonable number of examinations by the medical doctor making the determination of disability under this Section 6.2, and Executive hereby authorizes the disclosure and release to Employer of such determination and all supporting medical records. If Executive is not legally competent, Executive's legal guardian or duly authorized attorney- in fact will act in Executive's stead, under this Section 6.2, for the purposes of submitting Executive to the examinations, and providing the authorization of disclosure, required under this
Section 6.2.

6.3.     DEFINITION OF "FOR CAUSE"

For purposes of Section 6.1, the phrase "for cause" means: (a) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof, involving moral turpitude, or (b) willful and materially wrongful or grossly negligent actions that result in material damage to Employer or AccuPoll.

6.4.     DEFINITION OF "FOR GOOD REASON"

For purposes of Section 6.1, the phrase "for good reason" means any of the following: (a) Employer's material breach of this Agreement; (b) the assignment of Executive without his consent to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than his position, responsibilities, or duties at the Effective Date, (c) the relocation of Executive's place of employment more than 30 miles from its current location without Executive's consent, or (d) a reduction in Executive's base salary or material reduction in his benefits.

6.5.     TERMINATION PAY

Effective upon the termination of this Agreement, Employer will be obligated to pay Executive (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this Section 6.5, and in lieu of all other amounts and in settlement and complete release of all claims Executive may have against Employer for any amounts due and owing to Executive, as an employee, under this agreement. For purposes of this Section 6.5, Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as Executive may designate by notice to Employer from time to time or, if Executive fails to give notice to Employer of such a beneficiary, Executive's estate. Notwithstanding the preceding sentence,

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Employer will have no duty, in any  circumstances,  to attempt to open an estate on behalf of Executive, to determine whether any beneficiary designated by Executive is alive or to ascertain the address of any such beneficiary, to determine the existence of any trust, to determine whether any person or entity purporting to act as Executive's personal representative (or the trustee of a trust established by Executive) is duly authorized to act in that capacity, or to locate or attempt to locate any beneficiary, personal representative, or trustee.

(a) TERMINATION BY EXECUTIVE FOR GOOD REASON OR BY EMPLOYER WITHOUT CAUSE. If Executive terminates this Agreement for good reason, or if Employer terminates Executive without Cause (other than by reason of Executive's death or Disability), Employer will pay Executive a lump-sum severance payment in an amount equal to Executive's then current annual Salary, and shall provide all benefits to which Executive is entitled immediately prior to such termination for a period of 12 months following the date of termination (or reimburse Executive for all costs incurred by Executive in obtaining comparable benefits).

(b) TERMINATION BY EMPLOYER FOR CAUSE. If Employer terminates this Agreement for cause, Executive will be entitled to receive his Salary only through the date such termination is effective, and will not be entitled to any other compensation for the Fiscal Year during which such termination occurs or any subsequent Fiscal Year.

(c) TERMINATION WON DISABILITY. If this Agreement is terminated by either party as a result of Executive's disability, as determined under Section 6.2, Employer will pay Executive his Salary, and shall provide Executive with all benefits to which Executive is entitled immediately prior to such termination, through the remainder of the calendar month during which such termination is effective and for the three consecutive months thereafter.

(d) TERMINATION UPON DEATH. If this Agreement is terminated because. of Executive's death, Executive will be entitled to receive his Salary through the end of the calendar month in which his death occurs.

(e) BENEFITS. Except as provided in paragraphs (a) and (c) above, Executive's accrual of, or participation in plans providing for, the Benefits will cease at the effective date of the termination of this Agreement, and Executive will be entitled to accrued Benefits pursuant to such plans only as provided in such plans. Executive will not receive, as part of his termination pay pursuant to this Section 6, any payment or other compensation for any holiday, sick leave, or other leave unused on the date the notice of termination is given under this Agreement, but will be entitled to be paid for any accrued but unused vacation days, up to a maximum of twenty (20) accrued vacation days.

7.       NON-DISCLOSURE COVENANT; EMPLOYEE INVENTIONS

7.1.     ACKNOWLEDGMENTS BY THE EXECUTIVE

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Executive  acknowledges  that (a) during the Employment  Period and as a part of his employment,  Executive will be afforded access to Confidential  Information;
(b) public disclosure of such Confidential Information could have an adverse effect on Employer and its business; (c) the Employer has required that Executive make the covenants in this Section 7; and (d) the provisions of this
Section 7 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information.

7.2. AGREEMENTS OF THE EXECUTIVE

In consideration of the compensation and benefits to be paid or provided to Executive by Employer under this Agreement, Executive covenants as follows:

(a)      CONFIDENTIALITY.

(1) During and following the Employment Period, Executive will hold in confidence the Confidential Information and will not disclose it to any person except with the specific prior written consent of Employer or except as otherwise expressly permitted by the terms of this Agreement.

(2) Any trade secrets of Employer will be entitled to all of the protections and benefits under California law and any other applicable law. If any information that Employer deems to be a trade secret is found by a court of competent jurisdiction not
         to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. Executive hereby waives any requirement that Employer submit proof of the economic value of any trade secret or post a bond or other security.

(3) None of the foregoing obligations and restrictions applies to any part of the Confidential Information that Executive demonstrates was or became generally available to the public other than as a result of a disclosure by Executive.

(4) Executive will not remove from Employer's premises (except to the extent such removal is for purposes of the performance of Executive's duties at home or while traveling, or except as otherwise specifically authorized by Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). Executive recognizes that, as between Employer and Executive, all of the Proprietary Items, whether or not developed by Executive, are the exclusive property of Employer. Upon termination of this Agreement by

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          either party,  or upon the request of Employer  during the  Employment
          Period, Executive will return to Employer all of the Proprietary Items in Executive's possession or subject to Executive's control (except to the extent any such return during the Employment Period shall
          materially   interfere  with   Executive's   ability  to  perform  his
          obligations under this Agreement), and Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

7.3.     DISPUTES OR CONTROVERSIES

Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by Employer, Executive, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

8.       NON-COMPETITION AND NON-INTERFERENCE

8.1.     ACKNOWLEDGMENTS BY THE EXECUTIVE

Executive acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary, and intellectual character; (b) Employer's business is international in scope and its products are marketed throughout the United States and internationally; (c) Employer competes with other businesses that are or could be located in any part of the United States or internationally; (d) the Employer has required that Executive make the covenants set forth in this Section 8 as a condition to the Employer's acquisition of Executive's stock in Employer; and (e) the provisions of this
Section 8 are reasonable and necessary to protect Employer's business.

8.2.     COVENANTS OF THE EXECUTIVE

In consideration of the acknowledgments by Executive, and in consideration of the compensation and benefits to be paid or provided to Executive by Employer, Executive covenants that he will not, directly or indirectly:

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(a)       during the Employment  Period,  except in the course of his employment hereunder, and during the Post-Employment Period, engage or invest in,
          own,  manage,  operate,   finance,  control,  or  participate  in  the
          ownership,  management,   operation,  financing,  or  control  of,  be
          employed by, associated with, or in any manner connected with, lend Executive's name or any similar name to, lend Executive's credit to or
          render   services  or  advice  to,  any  business  whose  products  or activities compete in whole or in part with the products or activities
          of  Employer   anywhere   within  the  United   States  or  any  other
          jurisdiction in which Employer then conducts business; provided, however, that Executive may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

(b) whether for Executive's own account or for the account of any other person, at any time during the Employment Period and the
         Post-Employment Period, solicit business of the same or similar type being carried on by Employer, from any person known by Executive to be a customer of Employer, whether or not Executive had personal contact with such person during and by reason of Executive's employment with Employer;

(c)      whether for  Executive's own account or the account of any other person
         (i) at any time during the Employment Period and the Post-Employment Period, solicit, employ, or otherwise engage as an employee, independent contractor, or otherwise, any person who is or was an employee of Employer at any time during the Employment Period or in any manner induce or attempt to induce any employee of Employer to terminate his employment with Employer; or (ii) at any time during the Employment Period and for three years thereafter, interfere with Employer's relationship with any person, including any person who at any time during the Employment Period was an employee, contractor, supplier, or customer of Employer; or

(d) at any time during or after the Employment Period, disparage Employer or any of its shareholders, directors, officers, employees, or agents.

For purposes of this Section 8.2, the term "Post-Employment Period" means the one year period beginning on the date of termination of Executive's employment with Employer.

If any covenant in this Section 8.2 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, tine, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against Executive.

The period of time applicable to any covenant in this Section 8.2 will be extended by the duration of any violation by Executive of such covenant.

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Executive  will,  while the covenant  under this Section 8.2 is in effect,  give notice to Employer, within ten days after accepting any other employment, of the identity of Executive's employer. Employer may notify such employer that Executive is bound by this Agreement and, at Employer's election, furnish such employer with a copy of this Agreement or relevant portions thereof.

9.       GENERAL PROVISIONS

9.1.     INJUNCTIVE RELIEF AND ADDITIONAL REMEDY

Executive acknowledges that the injury that would be suffered by Employer as a result of a breach of the provisions of this Agreement (including any provision of Sections 7 and 8) would be irreparable and that an award of monetary damages to Employer for such a breach would be an inadequate remedy. Consequently, Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and Employer will not be obligated to post bond or other security in seeking such relief. Without limiting Employer's rights under this Section 9 or any other remedies of Employer, if Executive breaches any of the provisions of Section 7 or 8, Employer will have the right to cease making any payments otherwise due to Executive under this Agreement.

9.2.     COVENANTS OF SECTIONS 7 AND 8 ARE ESSENTIAL AND INDEPENDENT COVENANTS

The covenants by Executive in Sections 7 and 8 are essential elements of this Agreement, and without Executive's agreement to comply with such covenants, the Employer would not have acquired Executive's stock under the Stock Exchange Agreement and Employer would not have entered into this Agreement or employed or continued the employment of Executive. Employer and Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by Employer. Executive's covenants in Sections 7 and 8 are independent covenants and the existence of any claim by Executive against Employer under this Agreement or otherwise, or against the Employer, will not excuse Executive's breach of any covenant in
Section 7 or 8. If Executive's employment hereunder expires or is terminated for Cause, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of Executive in Sections 7 and 8.

9.3. REPRESENTATIONS AND WARRANTIES BY THE EXECUTIVE

Executive represents and warrants to Employer that the execution and delivery by Executive of this Agreement do not, and the performance by Executive of Executive's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which Executive is a party or by which Executive is or may be bound.

9.4.     OBLIGATIONS CONTINGENT ON PERFORMANCE

The obligations of Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon Executive's performance of Executive's obligations hereunder, in the reasonable determination of the Board of Directors of Employer.

9.5.     WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

9.6.     BINDING EFFECT; DELEGATION OF DUTIES PROHIBITED

This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of Executive under this Agreement, being personal, may not be delegated.

9.7.     NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

If to Employer:

         4440 Von Karman Ave., Suite 125
         Newport Beach, California 92660
         Attention: Chairman of the Board
         Tel: 949 200 4000
         Fax: 949 200 4005

If to Executive:
         4440 Von Karman Ave., Suite 125
         Newport Beach, California 92660
         Tel: 949 200 4000
         Fax: 949 200 4005

         With a copy to:

         William Peters, Esq.
         Shaw Pittman LLP
         2029 Century Park East, Ste. 2550
         Los Angeles, CA 90067
         Tel: 310-551-4500
         Fax: 310-551-4501

9.8.     ENTIRE AGREEMENT; AMENDMENTS

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

9.9.     GOVERNING LAW

This Agreement will be governed by the laws of the State of California without regard to conflicts of laws principles.

9.10.    JURISDICTION

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of the State of California, County of Los Angeles, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

9.11.    SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

9.12.    SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

9.13.    COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

9.15     WAIVER OF JURY TRIAL

THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, the parties have executed and delivered this Employment Agreement as of the date above first written above.

Western International Pizza Corporation,            EXECUTIVE
a Nevada corporation

By: /s/ Frank Wiebe                                 By: /s/ Dennis Vadura
Name: Frank Wiebe Dennis Vadura                     Dennis Vadura
Title: President

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is made as of May ZO 2002 by and between Western International Pizza Corporation, a Nevada corporation (the "Employer"), and Frank Wiebe, an individual (the "Executive").

                                    RECITALS

Concurrently with the execution and delivery of this Agreement, Employer is acquiring from Executive and certain other stockholders of AccuPoll, Inc., a Delaware corporation ("AccuPoll"), all of the issued shares of stock of AccuPoll owned by each such stockholder and Executive, pursuant to a Stock Exchange Agreement dated on or about May 70, 2002 by and among AccuPoll, Executive, Dennis Vadura and certain other stockholders of AccuPoll (as "Exchanging Stockholders" thereunder) and Employer (the "Stock Exchange Agreement"). The Employer desires Executive's employment with Employer and continued employment with AccuPoll, and Executive desires to accept such employment, upon the terms and conditions set forth in this Agreement.

                                    AGREEMENT

The parties, intending to be legally bound, agree as follows:

1.       DEFINITIONS

For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1.

"AMENDMENT"--this Employment Agreement, as amended from time to time.

"BASIC COMPENSATION"--Salary and Benefits.

"BENEFITS"--as defined in Section 3.1(b).

"BOARD OF DIRECTORS"--the board of directors of Employer.

"CHANGE IN CONTROL"-with  respect to Employer or AccuPoll shall mean, shall mean
(A) the direct or indirect sale, lease, exchange or other transfer of more than fifty per cent (50%) of the assets of Employer or AccuPoll to any other Person or Persons, (B) the sale or issuance of any class or series of capital stock or securities exchangeable, convertible or exercisable for shares of capital stock of Employer or AccuPoll in a transaction or series of transactions in which the purchaser or purchasers own in the aggregate at least fifty percent (50%) of the capital stock (on a fully converted, exchanged or exercised basis) of Employer or-AccuPoll after such transaction or series of transactions, (C) the merger or consolidation of Employer or Accupoll with another entity or entities, or (D) the reorganization of Employer or AccuPoll.

"CONFIDENTIAL INFORMATION"--any and all:

(a) trade secrets concerning the business and affairs of Employer, data, know-how, graphs, drawings, samples, inventions and ideas, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related concepts, ideas, designs, methods and information), and any other information, however documented, that is a trade secret within the meaning of California law; and

(b) information concerning the business and affairs of Employer (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel and personnel training and techniques and materials), however documented; and

(c) notes, analysis, compilations, studies, summaries, and other material prepared by or for Employer containing or based, in whole or in part, on any information included in the foregoing.

"CONTRACT YEAR" - means any 12 month period during the Employment Period commencing on the Effective Date, or any anniversary of the Effective Date.

"DISABILITY"--as defined in Section 6.2.

"EFFECTIVE DATE"--the date stated in the first paragraph of the Agreement.

"EMPLOYMENT PERIOD"-as set forth in Section 2.2.

"FISCAL YEAR"--Employer's fiscal year, as it exists on the Effective Date or as changed from time to time.

"FOR CAUSE"--as defined in Section 6.3.

"FOR GOOD REASON"--as defined in Section 6.4.

"PERSON"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.

"POST-EMPLOYMENT PERIOD"--as defined in Section 8.2.

"PROPRIETARY ITEMS"--as defined in Section 7.2(a)(iv).

"SALARY"--as defined in Section 3.1(a).

2.       EMPLOYMENT TERMS AND DUTIES.

2.1.     EMPLOYMENT

Employer hereby employs Executive, and Executive hereby accepts employment by Employer, upon the terms and conditions set forth in this Agreement.

2.2.     TERM

Subject to the provisions of Section 6, the term of Executive's employment under this Agreement will be five (5) years (the "Employment Period"), beginning on the Effective Date and ending on the fifth (5`h) anniversary of the Effective Date, unless extended in accordance with the terms hereof.

2.3.     DUTIES

Executive will have such duties as are assigned or delegated to Executive by the Board of Directors of Employer, and will initially serve as President of Employer and of AccuPoll. Executive will devote his entire business time, attention, skill, and energy exclusively to the business of Employer and AccuPoll, will use his best efforts to promote the success of Employer's and AccuPoll's business, and will cooperate fully with the Board of Directors and Chief Executive Officer in the advancement of the best interests of Employer and AccuPoll. If Executive is elected as a director of Employer or as a director or officer of any of its affiliates, Executive will fulfill his duties as such director or officer without additional compensation.

3.       COMPENSATION

3.1.     BASIC COMPENSATION

(a) SALARY. Executive will be paid an annual base salary of $115,000.00, subject to adjustment as provided below (the "Salary"), which will be payable in equal periodic installments according to Employer's customary payroll practices, but no less frequently than monthly. The Salary will be reviewed by the Board of Directors not less frequently than annually, and shall be increased on each anniversary of the Effective Date during the term hereof by an amount equal to not less than ten percent (10%) of the prior year's base salary.

(b) BENEFITS. Executive will, during the Employment Period, be permitted to participate in such pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans of Employer or AccuPoll that may be in effect from time to time, to the extent Executive is eligible under the terms of those plans (collectively, the "Benefits").

(c) STOCK OPTIONS. Executive shall be entitled to participate in Employer's 2002 Management Stock Incentive Plan (or an equivalent plan granting incentive stock options to employees of Employer) (the "Stock

          Option Plan"). Employer shall put the Stock Option Plan into effect as soon as practicable (in the reasonable determination of the Board of Directors of Employer) after the date hereof. The Stock Option Plan shall, subject to applicable law, be allocated not less than 3,000,000 shares of common stock subject to grants under thereunder, and Executive shall be entitled to receive annual option grants at least equal to the average number of options granted to all other members of management. All of Executive's options granted under the Stock Option Plan shall vest immediately upon a Change in Control of Employer or AccuPoll.

3.2      BONUS COMPENSATION

In addition to Executive's Salary, Executive shall be entitled to receive an annual bonus to be determined by Employer's compensation committee (the
"Compensation Committee"), in an amount not in excess of 100% of the then-applicable Salary for each year in which Executive is employed hereunder and meets the performance criteria established by the Compensation Committee. Such bonus, if any, shall be payable within thirty (30) days after Employer's independent accountants have made a determination of Executive's entitlement to such bonus, applying generally accepted accounting principles consistently applied. Such determination shall be made not later than ninety (90) days after the end of each Contract Year during the term hereof. In the event that Executive shall, in good faith, disagree with such determination, Executive may retain separate independent accountants at his own cost to make a separate determination of Executive's entitlement to such bonus. In the event that, as a result of such separate determination, Employer and Executive are unable to agree on the amount of such bonus, then such controversy shall be arbitrated, in front of a single arbitrator, according to the rules of the American Arbitration Association, as such rules are then in effect in Los Angeles, California. The decision of the arbitrator shall be final, and each party's costs relating to the arbitration (including legal and accounting fees and the cost of the arbitration, but not including the accounting costs to each party incurred in making each initial determination of bonus entitlement) shall be paid by the party whose initial bonus determination is the most divergent from the
arbitrator's  bonus  determination.   In  the  event  that  the  amount  of  the
arbitrator's determination shall be halfway between the disputed initial determinations, then Executive and Employer shall each pay their own costs in connection with the arbitration and shall share equally the costs of the arbitration itself.

4.       FACILITIES AND EXPENSES

4.1.     GENERAL

Employer will pay on behalf of Executive (or reimburse Executive for) reasonable expenses (including business-class travel) incurred by Executive at the request of, or on behalf of, Employer in the performance of Executive's duties pursuant to this Agreement, and in accordance with Employer's employment policies, including reasonable expenses incurred by Executive in attending conventions, seminars, and other business meetings, in appropriate business entertainment activities, and for promotional expenses. Executive must file expense reports with respect to such expenses in accordance with Employer's policies.

5. VACATIONS AND HOLIDAYS

Executive will be entitled to paid vacation each Fiscal Year in accordance with the vacation policies of Employer in effect for its executive officers from time to time, but in no event less than two (2) weeks per year. Vacation must be taken by Executive at such time or times as reasonably approved by the Chief Executive Officer. Executive will also be entitled to the paid holidays set forth in Employer's policies. Vacation days (but not holidays) during any Fiscal Year that are not used by Executive during such Fiscal Year may be carried over to the following Fiscal Year, provided, however, that no additional vacation days shall accrue so long as Executive is then entitled to four weeks accrued vacation.

6.       TERMINATION

6.1. EVENTS OF TERMINATION

The Employment Period and Executive's Basic Compensation, and any and all other rights of Executive under this Agreement or otherwise as an employee of Employer will terminate (except as otherwise provided in this Section 6):

(a)      upon the death of Executive;

(b) upon the Disability of Executive (as defined in Section 6.2) upon thirty (30) days notice from either party to the other;

(c) for Cause (as defined in Section 6.3), immediately upon notice from Employer to Executive, or at such later time as such notice may specify; or

(d) for Good Reason (as defined in Section 6.4) upon not less than thirty days' prior notice from Executive to Employer.

6.2.     DEFINITION OF DISABILITY

For purposes of Section 6.1, Executive will be deemed to have a "disability" if, for physical or mental reasons, Executive is unable to perform Executive's duties under this Agreement for 45 consecutive days, or 90 days during any twelve month period, as determined in accordance with this Section 6.2. The disability of Executive will be determined by a medical doctor mutually agreed upon by Employer and Executive (or Executive's legal guardian or duly authorized attorney-in-fact will act in Executive's stead, in the event Executive is not legally competent) upon the request of Employer. The determination of such medical doctor will be' binding on both parties. Executive must submit to a reasonable number of examinations by the medical doctor making the determination of disability under this Section 6.2, and Executive hereby authorizes the disclosure and release to Employer of such determination and all supporting medical records. If Executive is not legally competent, Executive's legal guardian or duly authorized attorney-in fact will act in Executive's stead, under this Section 6.2, for the purposes of submitting Executive to the examinations, and providing the authorization of disclosure, required under this
Section 6.2.

6.3.     DEFINITION OF "FOR CAUSE"

For purposes of Section 6.1, the phrase "for cause" means: (a) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof, involving moral turpitude, or (b) willful and materially wrongful or grossly negligent actions that result in material damage to Employer or AccuPoll

6.4.     DEFINITION OF "FOR GOOD REASON"

For purposes of Section 6.1, the phrase "for good reason" means any of the following: (a) Employer's material breach of this Agreement; (b) the assignment of Executive without his consent to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than his position, responsibilities, or duties at the Effective Date, (c) the relocation of Executive's place of employment more than 30 miles from its current location without Executive's consent, or (d) a reduction in Executive's base salary or material reduction in his benefits.

6.5.     TERMINATION PAY

Effective upon the termination of this Agreement, Employer will be obligated to pay Executive (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this Section 6.5, and in lieu of all other amounts and in settlement and complete release of all claims Executive may have against Employer for any amounts due and owing to Executive, as an employee, under this agreement. For purposes of this Section 6.5, Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as Executive may designate by notice to Employer from time to time or, if Executive fails to give notice to Employer of such a beneficiary, Executive's estate. Notwithstanding the preceding sentence, Employer will have no duty, in any circumstances, to attempt to open an estate on behalf of Executive, to determine whether any beneficiary designated by Executive is alive or to ascertain the address of any such beneficiary, to determine the existence of any trust, to determine whether any person or entity purporting to act as Executive's personal representative (or the trustee of a trust established by Executive) is duly authorized to act in that capacity, or to locate or attempt to locate any beneficiary, personal representative, or trustee.

(a) TERMINATION BY EXECUTIVE FOR GOOD REASON OR BY EMPLOYER WITHOUT CAUSE If Executive terminates this Agreement for good reason, or if Employer terminates Executive without Cause (other than by reason of Executive's death or Disability), Employer will pay Executive a lump-sum severance payment in an amount equal to Executive's then current annual Salary, and shall provide all benefits to which Executive is entitled immediately prior to such termination for a period of 12 months following the date of termination (or reimburse Executive for all costs incurred by Executive in obtaining comparable benefits).

(b) TERMINATION BY EMPLOYER FOR CAUSE. If Employer terminates this Agreement for cause, Executive will be entitled to receive his Salary only through the date such termination is effective, and will not be entitled to any other compensation for the Fiscal Year during which such termination occurs or any subsequent Fiscal Year.

(c) TERMINATION UPON DISABILITY. If this Agreement is terminated by either party as a result of Executive's disability, as determined under
         Section 6.2, Employer will pay Executive his Salary, and shall provide Executive with all benefits to which Executive is entitled immediately prior to such termination, through the remainder of the calendar month during which such termination is effective and for the three consecutive months thereafter.

(d) TERMINATION UPON DEATH. If this Agreement is terminated because of Executive's death, Executive will be entitled to receive his Salary through the end of the calendar month in which his death occurs.

(e) BENEFITS. Except as provided in paragraphs (a) and (c) above, Executive's accrual of, or participation in plans providing for, the Benefits will cease at the effective date of the termination of this Agreement, and Executive will be entitled to accrued Benefits pursuant to such plans only as provided in such plans. Executive will not receive, as part of his termination pay pursuant to this Section 6, any payment or other compensation for any holiday, sick leave, or other leave unused on the date the notice of termination is given under this Agreement, but will be entitled to be paid for any accrued but unused vacation days, up to a maximum of twenty (20) accrued vacation days.

7.       NON-DISCLOSURE COVENANT; EMPLOYEE INVENTIONS

7.1.     ACKNOWLEDGMENTS BY THE EXECUTIVE

Executive acknowledges that (a) during the Employment Period and as a part of his employment, Executive will be afforded access to Confidential Information;
(b) public disclosure of such Confidential Information could have an adverse effect on Employer and its business; (c) the Employer has required that Executive make the covenants in this Section 7; and (d) the provisions of this
Section 7 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information.

7.2.     AGREEMENTS OF THE EXECUTIVE

In consideration of the compensation and benefits to be paid or provided to Executive by Employer under this Agreement, Executive covenants as follows:

(a)      CONFIDENTIALITY.

(1) During and following the Employment Period, Executive will hold in confidence the Confidential Information and will not disclose it to any person except with the specific prior written consent of Employer or except as otherwise expressly permitted by the terms of this Agreement.

(2) Any trade secrets of Employer will be entitled to all of the protections and benefits under California law and any other applicable law. If any information that Employer deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. Executive hereby waives any requirement that Employer submit proof of the economic value of any trade secret or post a bond or other security.

(3) None of the foregoing obligations and restrictions applies to any part of the Confidential Information that Executive demonstrates was or became generally available to the public other than as a result of a disclosure by Executive.

(4) Executive will not remove from Employer's premises (except to the extent such removal is for purposes of the performance of Executive's duties at home or while traveling, or except as otherwise specifically authorized by Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). Executive recognizes that, as between Employer and Executive, all of the Proprietary Items, whether or not developed by Executive, are the exclusive property of Employer. Upon termination of this Agreement by either party, or upon the request of Employer during the Employment Period, Executive will return to Employer all of the Proprietary Items in Executive's possession or subject to Executive's control (except to the extent any such return during the Employment Period shall
         materially   interfere   with   Executive's   ability  to  perform  his

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

         obligations under this Agreement), and Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

7.3.     DISPUTES OR CONTROVERSIES

Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by Employer, Executive, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

8.       NON-COMPETITION AND NON-INTERFERENCE

8.1.     ACKNOWLEDGMENTS BY THE EXECUTIVE

Executive acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary, and intellectual character; (b) Employer's business is international in scope and its products are marketed throughout the United States and internationally; (c) Employer competes with other businesses that are or could be located in any part of the United States or internationally; (d) the Employer has required that Executive make the covenants set forth in this Section 8 as a condition to the Employer's acquisition of Executive's stock in Employer; and (e) the provisions of this
Section 8 are reasonable and necessary to protect Employer's business.

8.2.     COVENANTS OF THE EXECUTIVE

In consideration of the acknowledgments by Executive, and in consideration of the compensation and benefits to be paid or provided to Executive by Employer, Executive covenants that he will not, directly or indirectly:

(a) during the Employment Period, except in the course of his employment hereunder, and during the Post-Employment Period, engage or invest in, own, manage, operate, finance, control, or participate in the
          ownership,  management,   operation,  financing,  or  control  of,  be
          employed by, associated with, or in any manner connected with, lend Executive's name or any similar name to, lend Executive's credit to or render services or advice to, any business whose products or activities compete in whole or in part with the products or activities of Employer anywhere within the United States or any other jurisdiction in which Employer then conducts business; provided, however, that Executive may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

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

(b) whether for Executive's own account or for the account of any other person, at any time during the Employment Period and the
         Post-Employment Period, solicit business of the same or similar type being carried on by Employer, from any person known by Executive to be a customer of Employer, whether or not Executive had personal contact with such person during and by reason of Executive's employment with Employer;

(c)      whether for Executive's own account or the account of any other  person
          (i) at any time during the Employment Period and the Post-Employment Period, solicit, employ, or otherwise engage as an employee, independent contractor, or otherwise, any person who is or was an employee of Employer at any time during the Employment Period or in any manner induce or attempt to induce any employee of Employer to terminate his employment with Employer; or (ii) at any time during the Employment Period and for three years thereafter, interfere with Employer's relationship with any person, including any person who at any time during the Employment Period was an employee, contractor, supplier, or customer of Employer; or

(d) at any time during or after the Employment Period, disparage Employer or any of its shareholders, directors, officers, employees, or agents.

For purposes of this Section 8.2, the term "Post-Employment Period" means the one year period beginning on the date of termination of Executive's employment with Employer.

I any covenant in this Section 8.2 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against Executive.

The period of time applicable to any covenant in this Section 8.2 will be extended by the duration of any violation by Executive of such covenant.

Executive will, while the covenant under this Section 8.2 is in effect, give notice to Employer, within ten days after accepting any other employment, of the identity of Executive's employer. Employer may notify such employer that Executive is bound by this Agreement and, at Employer's election, furnish such employer with a copy of this Agreement or relevant portions thereof.

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

9.       GENERAL PROVISIONS

9.1.     INJUNCTIVE RELIEF AND ADDITIONAL REMEDY

Executive acknowledges that the injury that would be suffered by Employer as a result of a breach of the provisions of this Agreement (including any provision of Sections 7 and 8) would be irreparable and that an award of monetary damages to Employer for such a breach would be an inadequate remedy. Consequently, Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and Employer will not be obligated to post bond or other security in seeking such relief. Without limiting Employer's rights under this Section 9 or any other remedies of Employer, if Executive breaches any of the provisions of Section 7 or 8, Employer will have the right to cease making any payments otherwise due to Executive under this Agreement.

9.2.     COVENANTS OF SECTIONS 7 AND 8 ARE ESSENTIAL AND INDEPENDENT COVENANTS

The covenants by Executive in Sections 7 and 8 are essential elements of this Agreement, and without Executive's agreement to comply with such covenants, the Employer would not have acquired Executive's stock under the Stock Exchange Agreement and Employer would not have entered into this Agreement or employed or continued the employment of Executive. Employer and Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by Employer.

Executive's covenants in Sections 7 and 8 are independent covenants and the existence of any claim by Executive against Employer under this Agreement or otherwise, or against the Employer, will not excuse Executive's breach of any covenant in Section 7 or 8.

If Executive's employment hereunder expires or is terminated for Cause, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of Executive in Sections 7 and 8.

9.3.     REPRESENTATIONS AND WARRANTIES BY THE EXECUTIVE

Executive represents and warrants to Employer that the execution and delivery by Executive of this Agreement do not, and the performance by Executive of Executive's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which Executive is a party or by which Executive is or may be bound.

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

9.4. OBLIGATIONS CONTINGENT ON PERFORMANCE

The obligations of Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon Executive's performance of Executive's obligations hereunder, in the reasonable determination of the Board of Directors of Employer.

9.5.     WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

9.6.     BINDING EFFECT; DELEGATION OF DUTIES PROHIBITED

This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of Executive under this Agreement, being personal, may not be delegated.

9.7.     NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

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

If to Employer:

         4440 Von Karman Ave., Suite 125
         Newport Beach, California 92660
         Attention: Chairman of the Board
         Tel: 949 200 4000
         Fax: 949 200 4005

If to Executive:

         4440 Von Karman Ave., Suite 125
         Newport Beach, California 92660
         Tel: 949 200 4000
         Fax: 949 200 4005

         With a copy to:

         William Peters, Esq.
         Shaw Pittman LLP
         2029 Century Park East, Ste. 2550
         Los Angeles, CA 90067
         Tel: 310-551-4500
         Fax: 310-551-4501

9.8. ENTIRE AGREEMENT; AMENDMENTS

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.
9.9. GOVERNING LAW

This Agreement will be governed by the laws of the State of California without regard to conflicts of laws principles.

9.10. JURISDICTION

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of the State of California, County of Los Angeles, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection' to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

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


9.11.    SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

9.12.    SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

9.13.    COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

9.15     WAIVER OF JURY TRIAL

THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

Western International Pizza Corporation,                      EXECUTIVE
A Nevada corporation

By:  /s/ Dennis Vadura                                        /s/ Frank Wiebe
Name:  Dennis Vadura                                          Frank Wiebe
Title: Chief Executive Officer

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